SECURITIES  AND  EXCHANGE  COMMISSION

                               WASHINGTON  DC  20549

                                    FORM  8-K

                                 CURRENT  REPORT

                     PURSUANT  TO  SECTION  13  OR  15(d)  OF  THE

                         SECURITIES  EXCHANGE  ACT  OF  1934

   Date  of  report  (Date  of  earliest  event  reported)  August  15,  2002
                                                    -------------------


                               United  Trading.Com
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                Exact  Name  of  Registrant  as  Specified  in  Charter)


           Nevada                     0-29987             88-0106514
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      (State  or  other  Jurisdiction    (Commission        (IRS  Employer
           of  Incorporation)         File  Number)     Identification  No.)


           1280  Bison,  Suite  B9-529,  Newport  Beach,  CA   92660
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          (Address  of  Principal  Executive  Offices)    (Zip  Code)


  Registrant's  telephone  number,  including  area  code  (949)  451-4518
                                                    ----------------


      -----------------------------------------------------------
     (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)


This report describes the terms and conditions of a letter of intent dated August 13, 2002, between United Trading.Com and United Communications HUB, Inc. calling for a definitive agreement to be entered where under the United Trading.Com would acquire all of the issued and outstanding stock of United Communications HUB, Inc. and following the share exchange, United Communications HUB Inc. would merge with United Trading.Com.


Item  5.  OTHER  EVENTS

On August 15, 2002, United Trading.Com (hereinafter referred to as "United") entered into a letter of intent with United Communications HUB, Inc., a California corporation ("UCHUB") under which UCHUB shareholders would exchange all of their issued and outstanding common stock for United common stock and UCHUB would become a wholly owned subsidiary of United, after which UCHUB and United would merge, with United being the surviving corporation and changing its name to United Communications HUB, Inc. In accordance with the letter of intent, UCHUB shareholders following the merger, would own 78% of the outstanding stock of the combined companies and former United shareholders would own 22% of the combined companies. As part of the letter of intent, United would be responsible to arrange for $1,000,000 in financing for UCHUB prior to the effective date of the Merger. In the event the financing is not so completed by United, UCHUB shareholders would receive 90% of the combined companies and former United shareholders would receive 10% following the completed merger. Mr. Larry Wilcox, current President and CEO of UCHUB, would be appointed to the Board of Directors and, following the merger, would assume the position of President and CEO of the combined companies. Other details of the share exchange and merger would be outlined in a definitive share exchange and merger agreement to be executed by the parties. No specific date has been determined by the parties for final execution of the definitive agreements or actual share exchange and merger, however both parties have committed consummate the merger as soon as possible. Final consummation of the share exchange and merger are contingent upon, in addition to execution of the definitive agreements, to satisfactory completion of due diligence by both parties.





                                  EXHIBIT  INDEX

Exhibit                            Description

2.1 Exhibit 2.1 Letter of Intent dated August 13, 2002, by and between United Trading.Com and United Communications HUB, Inc.


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated  August  26,  2002                   United  Tading.Com


                                        By:  /s/  James  G.  Brewer
                                            ------------------------
                                             James  G.  Brewer,  President